SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Large Company Growth Fund

Effective June 1, 2010, the fund will change its name to DWS Large Cap Focus Growth Fund.

Effective immediately, the following person is added to the portfolio management team, as reflected in the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section on page 3 of the fund’s summary prospectus.

Thomas M. Hynes, Jr., CFA, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference

May 7, 2010 [DWS INVESTMENTS LOGO] DLCGF-3600SUM Deutsche Bank Group